Exhibit 99.1

Contacts:
	Investors:	Robert Jones
(212) 351-7032
robert.jones@monsterworldwide.com

	Media:	David Rosa
(212) 351-7067
david.rosa@monsterworldwide.com

Monster Worldwide Reports Fourth Quarter 2003 and Year End Results

2003 Fourth Quarter Highlights

•                  Total Revenue Increases to $170.8 Million

•                  Diluted EPS of $0.11

•                  Monster Division’s Revenue Increases 9.7% to $109.3 Million

•                  Monster Division’s Deferred Revenue Reaches Record $153.2 Million

•                  Net Cash Position Grows Sequentially to $137.5 Million

•                  Cash Flow from Operating Activities of $33.4 Million

New York, February 10, 2004 – Monster Worldwide, Inc. (NASDAQ: MNST), the parent company of the leading global online careers property, Monster®, and the world’s largest Yellow Pages advertising agency and one of the world’s largest Recruitment Advertising agency networks, today reported financial results for the fourth quarter and full year ended December 31, 2003.

Fourth Quarter Results

Total revenue increased to $170.8 million from $164.4 million in the fourth quarter of 2002, with the Monster division contributing $109.3 million, which represents a 9.7% increase over the $99.6 million recorded in the fourth quarter of 2002 and a 2.6% increase over the third quarter of 2003.  The Monster division’s deferred revenue grew for the third consecutive quarter and reached an all time record high of $153.2 million, reflecting a strong performance by the sales force in the fourth quarter.  The Monster division’s deferred revenue was $121.5 million for the third quarter of 2003 and $120.7 million in the fourth quarter of 2002.

-more-

Detailed quarterly comparative results for Monster Worldwide by business segment and a reconciliation of all GAAP to non-GAAP financial information in this release are presented in the financial information tables following this release.  Non-GAAP measures reflect adjustments made to exclude business reorganization, spin-off and other special charges, merger and integration costs, and the tax benefits thereon.

Income from continuing operations was $12.6 million, or $0.11 per share in the fourth quarter of 2003, compared to a loss per share from continuing operations of $0.18, and non-GAAP income per share from continuing operations of $0.08 in the fourth quarter of 2002.  Financial results for prior periods have been reclassified to reflect the Company’s previously announced discontinued operations.  Net income per share, which includes a loss from discontinued operations, was $0.11 compared to a loss per share of $0.46 in the fourth quarter of 2002.

Cash flow from operating activities was $33.4 million, up considerably from the $16.4 million generated from continuing operations in the third quarter and the $24.7 million generated from continuing operations in the fourth quarter of 2002.  Free cash flow was $26.1 million for the fourth quarter of 2003, compared to $9.9 million and $16.5 million in the third quarter of 2003 and fourth quarter of 2002, respectively.  Free cash flow represents cash flow from operating activities, or operating activities of continuing operations, less capital expenditures.  See the financial information tables following this release for a reconciliation of free cash flow.

“Our fourth quarter performance, particularly in our Monster division, shows that our focus to drive revenue is working,” said Andrew J. McKelvey, chairman and chief executive officer of Monster Worldwide.  “The Monster division’s sequential and solid year-over-year revenue growth, as well as record-high deferred revenue, are signs that our market is expanding and improving.  We intend to build on this momentum and, as the online recruitment leader, continue to provide innovative solutions for our customers.”

Full Year Results

Monster Worldwide reported total revenue of $679.6 million for the year ended December 31, 2003, compared to $700.5 million in 2002, with the Monster division contributing revenue of $424.3 million in 2003, an increase over the $414.4 million in the prior year.  Income from continuing operations was $7.3 million, or $0.06 per share in 2003, compared to a loss of $15.0 million, or $0.13 per share in the full year 2002.  Excluding costs associated with the Company’s merger, integration, reorganization and spin-off plans, non-GAAP income from continuing operations was $45.9 million, or $0.40 per share in 2003, compared with $69.5 million, or $0.62 per share, for 2002. Non-GAAP income from continuing operations and diluted earnings per share from continuing operations for the year ended December 31, 2002 also exclude the after-tax cumulative effect of an accounting change of $428.4 million, which resulted from the implementation of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.  All non-GAAP financial information in this release has been reconciled to the relevant GAAP measure in the financial information tables that follow this release. Net loss per share, which includes losses from discontinued operations in both periods and a cumulative effect of accounting change in 2002, was $0.72 and $4.80 in 2003 and 2002, respectively.

Balance Sheet Highlights

Cash was $142.3 million at December 31, 2003, compared to $118.1 million and $165.6 million at September 30, 2003 and December 31, 2002, respectively.  Net cash was $137.5 million at December 31, 2003, compared to $111.8 million and $160.0 million at September 30, 2003 and December 31, 2002, respectively.   In early January 2004, the Company raised $55.9 million in net proceeds from a public offering of 2.5 million shares of its common stock, which is not reflected in the balance sheet data presented in this release.

Operational Highlights

•                  Global Marketing Campaign Launch - To further extend Monster’s brand awareness, the Company launched a $125-million global marketing campaign embracing the new tagline, “Today’s the Day.”  The U.S. program includes television, radio, print and online advertising; online promotions; affiliate marketing; and key sponsorships with the NCAA and the 2004 Summer Olympics.

•                  Super Bowl XXXVIII – On February 1, 2004, Monster unveiled two 30-second ads and sponsored the Halftime Report during the Super Bowl, which was seen by a record total audience of 143.6 million viewers.  Monster experienced a surge in post-game site interactions.  62,007 resumes were submitted to Monster on Monday, February 2nd, which represents a 16% increase over the 53,510 resumes submitted the Monday after last year’s Game.  In addition, on Tuesday, February 3rd, 59,126 resumes were posted on Monster, for a combined two-day total of over 120,000 new resumes and a two-day average of 60,567.

•                  Key Vertical Initiatives - Monster Worldwide continues to gain momentum in key vertical initiatives, including:

•                  Government - Monster Government Solutions (MGS) was aided by a further unified sales effort between MGS, QuickHire and TMP Worldwide Advertising & Communications.  Key client engagements secured include the Internal Revenue Service, Federal Bureau of Investigation, and the U.S. Departments of Agriculture, Health and Human Services, and Labor.

•                  Healthcare - The number of healthcare resumes submitted in the fourth quarter rose 125% from the first quarter of 2003.  The Company appointed Jim Burns as vice president and general manager of Monster Healthcare to oversee and further grow the healthcare business.

•                  Hourly & Skilled - Hourly & Skilled jobs posted to Monster in the fourth quarter represented 19% of the total job postings - a 21% increase over the previous quarter.  During this period, more than 421,000 Hourly & Skilled job seekers registered, bringing Monster’s total number of hourly and skilled job seekers to 2.8 million.

•                  Monster Networking - The subscription-based professional networking service is designed to help the more than 90% of job seekers who leverage networking during their job search to improve their chances of finding the right job and better manage their careers.  The service was launched in January 2004 to all ‘My Monster’ members.

•                  Strategic Alliances - Monster established an alliance with the NCAA to create a Web site (NCAA Career Coach) to assist student-athletes with career exploration, job searches, and career guidance.  Monster also aligned with Women’s Sports Services to create a co-branded online career center that will assist women, minorities and other under-represented communities in pursuing sports-related careers. In addition, Monster announced a strategic recruiting partnership to become the exclusive online career resource of the NAACP.

Outlook

As it enters the year with strong momentum, the Company anticipates that it will report year over year revenue and earnings growth in 2004 led by continuing strong performance in the Monster division.  Monster Worldwide believes that it is well positioned to benefit from an improvement in the job market in 2004 and has made the strategic decision to step up its advertising and increase its field sales and telesales forces. As a result, earnings per share in the first quarter of 2004 are anticipated to be modestly higher than the $0.09 reported for the first quarter 2003 on sequentially higher revenue.

Conference Call Information

Fourth quarter 2003 and full year results will be discussed on Monster Worldwide’s quarterly conference call taking place on February 11, 2004.  To join the conference call, please dial in on 1-800-746-1483 at 9:50 AM EST. For those outside the United States, please call in on 1-212-346-6590. The call will begin promptly at 10:00 AM EST. Individuals can also access Monster Worldwide’s quarterly conference call online through the investor information section of the Company’s website at www.monsterworldwide.com.  Interactive Metrics for Monster Worldwide and Monster are available at www.monsterworldwide.com or www.monster.com.

About Monster Worldwide

Founded in 1967, Monster Worldwide, Inc. is the parent company of Monster®, the leading global online careers property. The company also owns TMP Worldwide, the world’s largest Yellow

Pages advertising agency and one of the world’s largest Recruitment Advertising agency networks. TMP Worldwide is also a provider of direct marketing services. Headquartered in New York with approximately 4,300 employees in 19 countries, Monster Worldwide (NASDAQ: MNST) is a member of the S&P 500 Index. More information about Monster Worldwide is available at www.monsterworldwide.com.

Founded in 1994 and headquartered in Maynard, Mass., Monster is the leading global careers website, recording over 41.6 million visits during the month of December 2003, according to independent research conducted by I/PRO. Monster connects the most progressive companies with the most qualified career-minded individuals, offering innovative technology and superior services that give them more control over the recruiting process. The Monster global network consists of local content and language sites in the United States, United Kingdom, Canada, the Netherlands, Belgium, Singapore, Hong Kong, France, Scotland, Germany, Ireland, Spain, Luxembourg, India, Italy, Sweden, Norway, Denmark, Switzerland, and Finland. Monster is the official online career management services sponsor of the 2004 U.S. Olympic Team. More information about Monster is available at http://www.monster.com/or by calling 1-800-MONSTER.

Financial Information Tables

On March 31, 2003, Monster Worldwide completed the spin-off of its eResourcing and Executive Search business units as a new publicly traded company known as Hudson Highland Group, Inc. (NASDAQ: HHGP), and in August 2003, the Company’s Monster division terminated its joint venture arrangement in Australia and New Zealand.  As a result, the financial information tables following this release present the results of Hudson Highland Group, Inc. and the disposition of the terminated joint venture as discontinued operations for all periods presented.  Monster Worldwide’s 2003 and 2002 financial results from continuing operations reflect the results of the Company’s Monster, Advertising & Communications, and Directional Marketing business segments.

Notes Regarding the Use of Non-GAAP Financial Measures

Monster Worldwide, Inc. (the “Company”) has provided certain non-GAAP financial information as additional information for its operating results.  These measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures reported by other companies.  The Company believes that its presentation of non-GAAP measures such as non- GAAP operating income, non-GAAP earnings per share, adjusted EBITDA, net cash and free cash flow provide useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations.  In addition, the Company’s management uses these measures for reviewing the financial results of the Company and for budget planning purposes.

Non-GAAP operating income, income from continuing operations and related per share information exclude merger, integration, business reorganization, spin-off and other special charges and any tax benefits thereon.  Non-GAAP operating income is a measure used by the Company in reviewing business trends and the financial results of its reportable segments.  These measures are also the primary basis upon which the Company prepares its budgets and forecasts.

Adjusted EBITDA is one of the measures that determines the Company’s ability to borrow under its $100 million credit facility.  If the Company failed to meet the required level of adjusted EBITDA as defined in its credit agreement, the lender may terminate the agreement, requiring the Company to repay any outstanding amount.  EBITDA and adjusted EBITDA are non-GAAP measures and should not be considered in isolation, or as a substitute for, operating income, cash flows from operating activities or as a measure of the Company’s profitability or liquidity.  EBITDA and adjusted EBITDA reflected herein may not be comparable with similarly titled measures reported by other companies.

Free cash flow is defined as cash flow from operating activities or operating activities of continuing operations, less capital expenditures.  Free cash flow is considered a liquidity measure and provides useful information about the Company’s ability to generate cash after investments in property and equipment.  Free cash flow reflected herein is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.  Free cash flow does not reflect the total change in the Company’s cash position for the period and should not be considered a substitute for such a measure.

Net cash is defined as cash and cash equivalents after subtracting total debt.  Net cash is considered a measure of the Company’s liquidity and reflects the amount of cash and cash equivalents that would remain with the Company after paying off its contractual debt obligations.  Net cash also provides information to investors regarding the effect that each period’s borrowings have on the Company’s balance of cash and cash equivalents.  Net cash presented herein is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.

Special Note:  Except for historical information contained herein, the statements made in this release constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements involve certain risks and uncertainties, including statements regarding the Company’s strategic direction, prospects and future results. Certain factors, including factors outside of our control, may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which we operate, risks associated with acquisitions, competition, seasonality and the other risks discussed in our Form 10-K and our other filings made with the Securities and Exchange Commission, which discussions are incorporated in this release by reference.

MONSTER WORLDWIDE, INC.

OPERATING SEGMENT DATA

(in thousands)

(unaudited)

Three months ended December 31, 2003	Monster	Advertising & Communications	Directional Marketing	Total

Revenue	$109,325	$35,349	$26,104	$170,778

Operating income (loss)	$23,339	$(3,295)	$(651)	$19,393

Operating margin	21.3%	-9.3%	-2.5%	11.4%
% Interactive revenue	100.0%	30.4%	21.4%	73.6%

Three months ended December 31, 2002	Monster	Advertising & Communications	Directional Marketing	Total

Revenue	$99,615	$38,130	$26,646	$164,391
Operating loss	(7,667)	(14,121)	(3,742)	(25,530)
Add back:
Business reorganization, spin-off and other special charges	22,640	11,479	5,061	39,180
Non-GAAP operating income (loss)	$14,973	$(2,642)	$1,319	$13,650

Non-GAAP operating margin	15.0%	-6.9%	5.0%	8.3%
% Interactive revenue	100.0%	23.4%	19.9%	69.4%

Year ended December 31, 2003	Monster	Advertising & Communications	Directional Marketing	Total

Revenue	$424,313	$138,443	$116,884	$679,640
Operating income (loss)	56,986	(31,897)	(284)	24,805
Add back:
Business reorganization, spin-off and other special charges	28,606	11,766	7,550	47,922
Non-GAAP operating income (loss)	$85,592	$(20,131)	$7,266	$72,727

Non-GAAP operating margin	20.2%	-14.5%	6.2%	10.7%
% Interactive revenue	100.0%	24.0%	18.0%	70.4%

Year ended December 31, 2002	Monster	Advertising & Communications	Directional Marketing	Total

Revenue	$414,367	$166,852	$119,321	$700,540
Operating income (loss)	28,005	(35,189)	534	(6,650)
Add back:
Business reorganization, spin-off and other special charges	49,063	37,021	20,914	106,998
Non-GAAP operating income (loss)	$77,068	$1,832	$21,448	$100,348

Non-GAAP operating margin	18.6%	1.1%	18.0%	14.3%
% Interactive revenue	100.0%	19.1%	16.1%	66.5%

MONSTER WORLDWIDE, INC.

SUPPLEMENTAL FINANCIAL INFORMATION

(in thousands, except percentages and per share amounts)

(unaudited)

SUPPLEMENTAL STATEMENT OF OPERATIONS INFORMATION:

Three months ended December 31,	Q4 2003	Q4 2002	Inc./(Dec.)	% Change

Revenue:
Monster	$109,325	$99,615	$9,710	9.7%
Advertising & Communications	35,349	38,130	(2,781)	-7.3%
Directional Marketing	26,104	26,646	(542)	-2.0%
Total	$170,778	$164,391	$6,387	3.9%

Operating income (loss):
Monster	$23,339	$(7,667)	$31,006	404.4%
Advertising & Communications	(3,295)	(14,121)	10,826	76.7%
Directional Marketing	(651)	(3,742)	3,091	82.6%
Total	$19,393	$(25,530)	$44,923	176.0%

	Q4 2003	Q4 2002
2003 GAAP operating income (loss) versus 2002 Non-GAAP operating income (loss):
Monster	23,339	$14,973	$8,366	55.9%
Advertising & Communications	(3,295)	(2,642)	(653)	-24.7%
Directional Marketing	(651)	1,319	(1,970)	-149.4%
Total	19,393	$13,650	$5,743	42.1%

Operating margin:
Monster	21.3%	-7.7%
Advertising & Communications	-9.3%	-37.0%
Directional Marketing	-2.5%	-14.0%
Total	11.4%	-15.5%

2003 GAAP operating margin vs. 2002 Non-GAAP operating margin:
Monster	21.3%	15.0%
Advertising & Communications	-9.3%	-6.9%
Directional Marketing	-2.5%	5.0%
Total	11.4%	8.3%

	Q4 2003	Q4 2002	Inc./(Dec.)	% Change

Income (loss) from continuing operations	$12,569	$(20,415)	$32,984	161.6%
Non-GAAP income from continuing operations	N/A	9,354	N/A	N/A
Net income (loss)	12,132	(51,099)	63,231	123.7%
Diluted income (loss) per share from continuing operations	0.11	(0.18)	0.29	161.1%
Non-GAAP diluted earnings per share from continuing operations	N/A	0.08	N/A	N/A
Dulited net income (loss) per share	0.11	(0.46)	0.57	123.9%
EBITDA	26,311	(49,488)	75,799	153.2%
Adjusted EBITDA	26,748	20,376	6,372	31.3%

Year ended December 31,	FY 2003	FY 2002	Inc./(Dec.)	% Change

Revenue:
Monster	$424,313	$414,367	$9,946	2.4%
Advertising & Communications	138,443	166,852	(28,409)	-17.0%
Directional Marketing	116,884	119,321	(2,437)	-2.0%
Total	$679,640	$700,540	$(20,900)	-3.0%

Operating income (loss):
Monster	$56,986	$28,005	$28,981	103.5%
Advertising & Communications	(31,897)	(35,189)	3,292	9.4%
Directional Marketing	(284)	534	(818)	-153.2%
Total	$24,805	$(6,650)	$31,455	473.0%

Non-GAAP operating income (loss):
Monster	$85,592	$77,068	$8,524	11.1%
Advertising & Communications	(20,131)	1,832	(21,963)	-1198.9%
Directional Marketing	7,266	21,448	(14,182)	-66.1%
Total	$72,727	$100,348	$(27,621)	-27.5%

	FY 2003	FY 2002
Operating margin:
Monster	13.4%	6.8%
Advertising & Communications	-23.0%	-21.1%
Directional Marketing	-0.2%	0.4%
Total	3.6%	-0.9%

Non-GAAP operating margin:
Monster	20.2%	18.6%
Advertising & Communications	-14.5%	1.1%
Directional Marketing	6.2%	18.0%
Total	10.7%	14.3%

	FY 2003	FY 2002	Inc./(Dec.)	% Change

Income (loss) from continuing operations	$7,321	$(15,022)	$22,343	148.7%
Non-GAAP income from continuing operations	45,897	69,474	(23,577)	-33.9%
Net income (loss)	(81,864)	(534,896)	453,032	84.7%
Diluted income (loss) per share from continuing operations	0.06	(0.13)	0.19	146.2%
Non-GAAP diluted earnings per share from continuing operations	0.40	0.62	(0.22)	-35.5%
Dulited net income (loss) per share	(0.72)	(4.80)	4.08	85.0%
EBITDA	(36,792)	(491,784)	454,992	92.5%
Adjusted EBITDA	100,315	135,088	(34,773)	-25.7%

SUMMARY BALANCE SHEET INFORMATION:

	12/31/2003	9/30/2003	Inc./(Dec.)	% Change
Net cash:
Cash and cash equivalents	$142,255	$118,115	$24,140	20.4%
Debt	4,710	6,305	(1,595)	-25.3%
Net cash	$137,545	$111,810	$25,735	23.0%

Deferred revenue:
Monster	$153,154	$121,463	$31,690	26.1%
Other	23,970	22,561	1,410	6.2%
Total deferred revenue	$177,124	$144,024	$33,100	23.0%

	12/31/2003	12/31/2002	Inc./(Dec.)	% Change
Net cash:
Cash and cash equivalents	$142,255	$165,648	$(23,393)	-14.1%
Debt	4,710	5,631	(921)	-16.4%
Net cash	$137,545	$160,017	$(22,472)	-14.0%

Deferred revenue:
Monster	$153,154	$120,682	$32,472	26.9%
Other	23,970	28,684	(4,714)	-16.4%
Total deferred revenue	$177,124	$149,366	$27,758	18.6%

Free Cash Flow:	Q4 2003	Q3 2003	Q4 2002

Cash flow from operating activities	$33,379	$13,284	$10,395
Add back: Cash used in discontinued operations	—	3,091	14,290
Cash flow from operating activities of continuing operations	33,379	16,375	24,685

Less: Capital expenditures	(7,285)	(6,437)	(8,140)
Free cash flow and free cash flow from continuing operations	$26,094	$9,938	$16,545

SUMMARY CASH FLOW INFORMATION FOR THE THREE MONTHS ENDED DECEMBER 31, 2003:

Cash at September 30, 2003	$118,115

Cash payments for integration and business reorganization costs, including payments to HH Group, Inc.	(7,864)
Cash provided by all other operating activities of continuing operations	41,244
Cash provided by operating activities	33,380

Cash paid for capital expenditures	(7,285)
Cash paid in connection with purchase transactions and intangible assets, net	(6,956)
Cash used in investing activities	(14,241)

Net payments on debt	(918)
Cash received from exercise of employee stock options	4,433
Cash provided by financing activities	3,515

Effects of exchange rates	1,486

Cash at December 31, 2003	$142,255

MONSTER WORLDWIDE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the Twelve Months Ended December 31,

(in thousands, except per share amounts)

(unaudited)

	2003	2002
Revenue:
Monster	$424,313	$414,367
Advertising & Communications	138,443	166,852
Directional Marketing	116,884	119,321
Total revenue	679,640	700,540

Operating expenses:
Salaries and related	323,204	313,133
Office and general	158,841	157,621
Marketing and promotion	122,468	127,033
Merger and integration	—	3,178
Business reorganization, spin-off and other special charges	47,922	103,820
Amortization of intangibles	2,400	2,405
Total operating expenses	654,835	707,190

Operating income (loss)	24,805	(6,650)

Interest and other, net	(1,184)	1,477

Income from continuing operations before income taxes and accounting change	23,621	(5,173)

Income taxes	16,300	9,849

Income (loss) from continuing operations before accounting change	7,321	(15,022)

Loss from discontinued operations, net of tax	(89,185)	(91,500)

Loss before accounting change	(81,864)	(106,522)

Cumulative effect of accounting change, net of $20,000 tax benefit	—	(428,374)

Net loss	$(81,864)	$(534,896)

Basic earnings (loss) per share:

Income (loss) from continuing operations per share before accounting change	$0.07	$(0.13)
Loss from discontinued operations per share, net of tax	(0.80)	(0.82)
Cumulative effect of accounting change per share, net of tax benefit	—	(3.85)

Basic loss per share	$(0.73)	$(4.80)

Diluted earnings (loss) per share:

Income (loss) from continuing operations per share before accounting change	$0.06	$(0.13)
Loss from discontinued operations per share, net of tax	(0.78)	(0.82)
Cumulative effect of accounting change per share, net of tax benefit	—	(3.85)

Diluted loss per share	$(0.72)	$(4.80)

Weighted average shares outstanding:

Basic	112,124	111,339

Diluted	114,087	111,339

Reconciliation of income (loss) from continuing operations to non-GAAP income from continuing operations:

Income (loss) from continuing operations before accounting change	$7,321	$(15,022)
Merger, integration, business reorganization, spin off and other special charges	47,922	106,998
Tax benefit on merger, integration, business reorganization, spin-off and other special charges	(9,346)	(22,502)

Non-GAAP income from continuing operations	$45,897	$69,474

Non-GAAP diluted income from continuing operations per share

Income (loss) from continuing operations per share before accounting change	$0.06	$(0.13)
Merger, integration, business reorganization, spin off and other special charges per share	0.42	0.95
Tax benefit per share on merger, integration, business reorganization, spin-off and other special charges	(0.08)	(0.20)

Non-GAAP income from continuing operations per share	$0.40	$0.62

Weighted average diluted shares outstanding used in calculating Non-GAAP income from continuing operations per share	114,087	112,782

Adjusted EBITDA:

Net loss	$(81,864)	$(534,896)
Interest (income) expense, net	724	(640)
Income taxes	16,300	9,849
Depreciation and amortization	28,048	33,903

EBITDA	(36,792)	(491,784)

Add back:
Loss from discontinued operations, net of tax	89,185	91,500
Cumulative affect of accounting change, net of tax benefit	—	428,374
Merger, integration, business reorganization, spin-off and other special charges	47,922	106,998

Adjusted EBITDA	$100,315	$135,088

MONSTER WORLDWIDE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the Three Months Ended December 31,

(in thousands, except per share amounts)

(unaudited)

	2003	2002
Revenue:
Monster	$109,325	$99,615
Advertising & Communications	35,349	38,130
Directional Marketing	26,104	26,646
Total revenue	170,778	164,391

Operating expenses:
Salaries and related	86,439	78,871
Office and general	38,800	40,567
Marketing and promotion	25,561	30,761
Merger and integration	—	(1,514)
Business reorganization and other special charges	—	40,694
Amortization of intangibles	585	542
Total operating expenses	151,385	189,921

Operating income (loss)	19,393	(25,530)

Interest and other, net	(350)	992

Income (loss) from continuing operations before income taxes	19,043	(24,538)

Income taxes	6,474	(4,123)

Income (loss) from continuing operations	12,569	(20,415)

Loss from discontinued operations, net of tax	(437)	(30,684)

Net income (loss)	$12,132	$(51,099)

Basic earnings (loss) per share:

Income (loss) from continuing operations per share	$0.11	$(0.18)
Loss from discontinued operations per share, net of tax	—	(0.28)
Basic earnings (loss) per share	$0.11	$(0.46)

Diluted earnings (loss) per share:

Income (loss) from continuing operations per share	$0.11	$(0.18)
Loss from discontinued operations per share, net of tax	—	(0.28)
Diluted earnings (loss) per share	$0.11	$(0.46)

Weighted average shares outstanding:

Basic	112,838	111,246

Diluted	115,514	111,246

Reconciliation of income (loss) from continuing operations to non-GAAP income from continuing operations:

Income (loss) from continuing operations	$12,569		$(20,415)
Merger, integration, business reorganization, spin off and other special charges	—		39,180
Tax benefit on merger, integration, business reorganization, spin-off and other special charges	—		(9,411)

Non-GAAP income from continuing operations	N/A	*	$9,354

Non-GAAP diluted income from continuing operations per share:

Income (loss) from continuing operations per share	0.11		(0.18)
Merger, integration, business reorganization, spin off and other special charges per share	—		0.35
Tax benefit per share on merger, integration, business reorganization, spin-off and other special charges	—		(0.09)

Non-GAAP diluted income from continuing operations per share	N/A	*	$0.08

Weighted average diluted shares outstanding used in calculating Non-GAAP income from continuing operations per share	115,514		112,025

Adjusted EBITDA:

Net income (loss)	$12,132		$(51,099)
Interest (income) expense, net	—		(276)
Income taxes	6,474		(4,123)
Depreciation and amortization	7,705		6,010

EBITDA	26,311		(49,488)

Add back:
Loss from discontinued operations, net of tax	437		30,684
Cumulative affect of accounting change, net of tax benefit	—		—
Merger, integration, business reorganization, spin-off and other special charges	—		39,180

Adjusted EBITDA	$26,748		$20,376

*  Not applicable

MONSTER WORLDWIDE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	December 31, 2003	September 30, 2003	December 31, 2002
Assets:

Cash and cash equivalents	$142,255	$118,115	$165,648
Accounts receivable, net	349,401	343,900	306,773
Property and equipment, net	86,022	87,420	123,502
Intangibles, net	448,022	423,279	386,704
Other assets	96,579	85,653	132,858
Total assets of discontinued operations	—	—	515,310
Total Assets	$1,122,279	$1,058,367	$1,630,795

Liabilities and Stockholders’ Equity:

Accounts payable and accrued expenses	$419,489	$425,868	$425,567
Accrued integration and restructuring	6,688	7,373	12,355
Accrued business reorganization and spin-off costs	33,958	39,322	60,000
Deferred revenue	177,124	144,024	149,366
Other liabilities	12,118	6,591	9,219
Debt	4,710	6,305	5,631
Total liabilities of discontinued operations	—	—	155,218
Total Liabilities	654,087	629,483	817,356

Stockholders’ Equity	468,192	428,884	813,439

Total Liabilities and Stockholders’ Equity	$1,122,279	$1,058,367	$1,630,795